UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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Benihana Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than registrant)

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BENIHANA INC.

September 21, 2010

Dear Holder of Common Stock of Benihana Inc.:

We are providing you with the enclosed proxy supplement (the “Supplement”) to advise you that, on September 20, 2010, we entered into an Agreement (the “BOT Agreement”) with Benihana of Tokyo, Inc. (“BOT”), the RHA Testamentary Trust (the “Trust”), Keiko Ono Aoki and Michael W. Kata (collectively, the “BOT Group”) to resolve the proxy contest relating to the election of directors at our 2010 Annual Meeting of Stockholders, which is scheduled for Tuesday, September 28, 2010.

Pursuant to the BOT Agreement, Michael W. Kata has been nominated as a Class III Common Stock director, and BOT agreed to cease its proxy solicitation and to vote all shares of our Common Stock beneficially owned by it in favor of all of our director nominees. As described below, Lewis Jaffe and Darwin C. Dornbush were also nominated as Class I Common Stock directors by the Board for election at the Annual Meeting.

In addition to a description of the BOT Agreement, the Supplement provides information related to the composition of the Board and all of the director nominees at the Annual Meeting.  On September 20, 2010, the Board approved an expansion of the size of the Board from nine positions to ten positions through the addition of a Class I Common Stock director seat. Thereafter, the Board nominated Lewis Jaffe and Darwin C. Dornbush for election at the Annual Meeting to fill the new Class I Common Stock director seat and the Class I Common Stock director seat which has been vacant since December 18, 2009. In connection with our previous agreement with the Coliseum Capital Group, Mr. Dornbush, who currently serves as Chairman of the Board and a Class III Common Stock director, previously agreed not to stand for re-election at the Annual Meeting to allow Adam L. Gray to be nominated in his place.

As a result of the above-described developments, the Board’s nominees for election as Common Stock directors at the Annual Meeting are: Darwin C. Dornbush and Lewis Jaffe, as Class I directors to each serve for  one-year terms; and Richard C. Stockinger, our Chief Executive Officer, and Michael W. Kata, as Class III directors to each serve for three-year terms. The Board’s nominee as a Class III Class A Stock director to serve for a three-year term is Adam L. Gray.

The election of the four Common Stock director nominees recommended by the Board is included on the enclosed Common Stock proxy card, which differs from the Common Stock proxy card previously furnished to you.  THE BOARD OF DIRECTORS URGES YOU TO ELECT THE FOUR COMMON STOCK DIRECTOR NOMINEES BY VOTING YOUR SHARES IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED COMMON STOCK PROXY CARD. Please do not submit any Common Stock proxy cards previously supplied by us or BOT. If you have already submitted your voting instructions, you must SUBMIT A NEW PROXY CARD in order for your vote to be counted at the Annual Meeting.  You may submit new voting instructions by following the Internet or telephone voting instructions set forth on the enclosed Common Stock proxy card or by signing and dating the enclosed Common Stock proxy card and returning it in the prepaid envelope provided.  PLEASE VOTE NOW.

Further details regarding the BOT Agreement, including a discussion of Mr. Kata’s background and experience, the expansion of the Board and the nomination of Messrs. Dornbush and Jaffe is included in the Supplement.  You are urged to read the Supplement carefully and in its entirety prior to voting your shares.

On behalf of everyone at Benihana, we thank you for your ongoing interest and investment in the Company.  If you have any questions, please contact Georgeson Inc., who is assisting us in connection with this year’s Annual Meeting, toll free at 866-203-9401.

Sincerely Yours,

Darwin C. Dornbush
Chairman of the Board of Directors

BENIHANA INC.

September 21, 2010

Dear Holder of Class A Common Stock of Benihana Inc.:

We are providing you with the enclosed proxy supplement (the “Supplement”) to advise you that, on September 20, 2010, we entered into an Agreement (the “BOT Agreement”) with Benihana of Tokyo, Inc. (“BOT”), the RHA Testamentary Trust (the “Trust”), Keiko Ono Aoki and Michael W. Kata (collectively, the “BOT Group”) to resolve the proxy contest relating to the election of directors at our 2010 Annual Meeting of Stockholders, which is scheduled for Tuesday, September 28, 2010.

Pursuant to the BOT Agreement, Michael W. Kata has been nominated as a Class III Common Stock director, and BOT agreed to cease its proxy solicitation and to vote all shares of our Common Stock beneficially owned by it in favor of all of our director nominees. As described below, Lewis Jaffe and Darwin C. Dornbush were also nominated as Class I Common Stock directors by the Board for election at the Annual Meeting.

In addition to a description of the BOT Agreement, the Supplement provides information related to the composition of the Board and all of the director nominees at the Annual Meeting. On September 20, 2010, the Board approved an expansion of the size of the Board from nine positions to ten positions through the addition of a Class I Common Stock director seat. Thereafter, the Board nominated Lewis Jaffe and Darwin C. Dornbush for election at the Annual Meeting to fill the new Class I Common Stock director seat and the Class I Common Stock director seat which has been vacant since December 18, 2009. In connection with our previous agreement with the Coliseum Capital Group, Mr. Dornbush, who currently serves as Chairman of the Board and a Class III Common Stock director, previously agreed not to stand for re-election at the Annual Meeting to allow Adam L. Gray to be nominated in his place.

However, there is no change in the matters to be voted on by the holders of our Class A Common Stock, namely the election of Adam L. Gray as a Class III Class A Stock director to serve for a three-year term and the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2011.  As a result, if you have already voted your shares of Class A Common Stock, YOU DO NOT NEED TO RE-SUBMIT YOUR VOTE in order for it to be counted at the Annual Meeting.  However, if you have not already voted your shares of Class A Common Stock or would like to change your vote, then you may submit new voting instructions by following the Internet or telephone voting instructions set forth on the enclosed Class A Common Stock proxy card or by signing and dating the enclosed Class A Common Stock proxy card and returning it in the prepaid envelope provided.

On behalf of everyone at Benihana, we thank you for your ongoing interest and investment in the Company.  If you have any questions, please contact Georgeson Inc., who is assisting us in connection with this year’s Annual Meeting, toll free at 866-203-9401.

Sincerely Yours,

Darwin C. Dornbush
Chairman of the Board of Directors

BENIHANA INC.
8685 Northwest 53rd Terrace
Miami, Florida 33166
___________________

Supplement To Proxy Statement
Annual Meeting of Stockholders
To be held on September 28, 2010
at
The Westin Fort Lauderdale
400 Corporate Drive
Fort Lauderdale, Florida 33334

This supplement (the “Supplement”) supplements and amends the proxy statement dated September 3, 2010 (the “Proxy Statement”) of Benihana Inc. (“we,” “us,” “our” or the “Company”) furnished to the Company’s stockholders of record as of the close of business on August 10, 2010 in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 28, 2010, at 10:30 a.m., Eastern Time, at The Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334. This Supplement, which should be read in conjunction with the Proxy Statement, is first being mailed to stockholders on or about September 22, 2010.

On September 20, 2010, we entered into an Agreement (the “BOT Agreement”) with Benihana of Tokyo, Inc. (“BOT”), the RHA Testamentary Trust (the “Trust”), Keiko Ono Aoki and Michael W. Kata (collectively, the “BOT Group”) to resolve the proxy contest relating to the election of directors at our 2010 Annual Meeting of Stockholders, which is scheduled for Tuesday, September 28, 2010.

Pursuant to the BOT Agreement, Michael W. Kata has been nominated as a Class III Common Stock director, and BOT agreed to cease its proxy solicitation and to vote all shares of our Common Stock beneficially owned by it in favor of all of the Company’s director nominees. As described below, Lewis Jaffe and Darwin C. Dornbush were also nominated as Class I Common Stock directors by the Board for election at the Annual Meeting.

In addition to a description of the BOT Agreement, this Supplement provides information related to the composition of the Board and all of the director nominees at the Annual Meeting. On September 20, 2010, the Board approved an expansion of the size of the Board from nine positions to ten positions through the addition of a Class I Common Stock director seat. Thereafter, the Board nominated Lewis Jaffe and Darwin C. Dornbush for election at the Annual Meeting to fill the new Class I Common Stock director seat and the Class I Common Stock director seat which has been vacant since December 18, 2009. In connection with our previous agreement with the Coliseum Capital Group, Mr. Dornbush, who currently serves as Chairman of the Board and a Class III Common Stock director, previously agreed not to stand for re-election at the Annual Meeting to allow Adam L. Gray to be nominated in his place.

As a result of the above-described developments, the Board’s nominees for election as Common Stock directors at the Annual Meeting are: Darwin C. Dornbush and Lewis Jaffe, as Class I directors to each serve for  one-year terms; and Richard C. Stockinger, our Chief Executive Officer, and Michael W. Kata, as Class III directors to each serve for three-year terms. The Board’s nominee as a Class III Class A Stock director to serve for a three-year term is Adam L. Gray.

If you hold shares of our Common Stock, the election of the four Common Stock director nominees recommended by the Board is included on the enclosed Common Stock proxy card, which differs from the Common Stock proxy card previously furnished to you.  THE BOARD OF DIRECTORS URGES HOLDERS OF OUR COMMON STOCK TO ELECT THE FOUR COMMON STOCK DIRECTOR NOMINEES BY VOTING  IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED COMMON STOCK PROXY CARD. Please do not submit any Common Stock proxy cards previously supplied by us or BOT. Holders of our Common Stock who have already submitted their instructions must SUBMIT A NEW PROXY CARD in order for their vote to be counted at the Annual Meeting.  You may submit new voting instructions by following the Internet or telephone voting instructions set forth on the enclosed Common Stock proxy card or by signing and dating the enclosed Common Stock proxy card and returning it in the prepaid envelope provided.

The matters to be voted on by the holders of our Class A Common Stock, namely the election of Adam L. Gray as a Class III Class A Stock director to serve for a three-year term and the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2011, have not changed.  As a result, holders of our Class A Common Stock who have already voted their shares of Class A Common Stock DO NOT NEED TO RE-SUBMIT THEIR VOTES in order for it to be counted at the Annual Meeting.  However, if you have not already voted your shares of Class A Common Stock or would like to change your vote, then you may submit new voting instructions by following the Internet or telephone voting instructions set forth on the enclosed Class A Common Stock proxy card or by signing and dating the enclosed Class A Common Stock proxy card and returning it in the prepaid envelope provided.

The Board unanimously recommends that you vote FOR each of the nominees.

Background to the BOT Agreement

BOT has been a significant shareholder of the Company since 1995. At the Company’s 2004 annual meeting of shareholders, BOT nominated two directors for election to the Board, one of whom was Lewis Jaffe, who currently serves on the Board and has been nominated for reelection by the Company.  The other 2004 nominee by BOT was not re-nominated by the Company in 2007. BOT communicated with the Company by letter in January 2010 regarding its position on the Company’s efforts to increase its authorized shares of Class A Common Stock and the possibility of an equity offering. The Company’s position was that it needed available authorized shares in the event it was determined that raising capital was in the best interest of the Company and its shareholders. The shareholders of the Company subsequently approved the transaction which, although not utilized to date, resulted in additional authorized shares. In June 2010, a representative of the Board contacted Kevin Y. Aoki to discuss with him his views on Board membership. Subsequently, on June 17, 2010, a representative of BOT communicated that BOT desired two seats on the Board without regard to the nomination by the Company of director Lewis Jaffe. Thereafter, BOT delivered a letter dated July 16, 2010 notifying the Company that it intended to nominate Michael W. Kata and another individual for election as directors at the Annual Meeting, and on August 18, 2010, BOT filed preliminary proxy materials with the Securities and Exchange Commission (“SEC”) relating to its nomination of Mr. Kata and BOT’s other nominee.

After the Company announced its agreement with Coliseum Capital on August 16, 2010, representatives of BOT approached the Company proposing that the Company enter into a similar agreement with BOT providing for the nomination of one BOT nominee. The Company entered into negotiations with BOT in late August and an agreement was circulated on August 27, 2010 and agreed upon subject to execution by all parties. Subsequently, the Company was advised that on August 31, 2010, the Surrogate’s Court of the State of New York granted Keiko Aoki power over the trust that controls the stock of BOT (which had previously been managed by Kevin Y. Aoki, Grace Aoki, Kyle Aoki and Kenneth Podziba as trustees) and that Keiko Aoki was declared the sole trustee with the authority to carry out all activities for BOT and the trust.  Since these events called into question the authority of the former trustees to enter into an agreement with the Company, the Company and BOT ceased negotiations and did not execute an agreement. Thereafter, a representative of BOT contacted the Company inquiring whether the Company would enter into an agreement on similar terms as previously reached with BOT but with Mr. Kata as BOT’s sole nominee.  The Company agreed. Thereafter, BOT requested additional changes to the agreement. The Company declined to continue negotiation of an agreement but offered to include Mr. Kata without an agreement. BOT did not agree to move forward on that basis. Accordingly, on September 8, 2010, the Company filed with the SEC and mailed to its stockholders the Proxy Statement, which included Richard C. Stockinger and Lewis Jaffe as the Board’s Common Stock director nominees. On September 10, 2010, BOT filed with the SEC and mailed to the Company’s stockholders definitive proxy materials relating to its nomination of Mr. Kata as BOT’s Common Stock director nominee.

Following the filing and mailing of the Company’s Proxy Statement and BOT’s definitive proxy materials, the Company and BOT re-commenced negotiations regarding an agreement to resolve the proxy contest. These negotiations resulted in the execution of the BOT Agreement on September 20, 2010. Pursuant to the terms of the BOT Agreement, the Company agreed to nominate and support Michael W. Kata as a Class III Common Stock director and the BOT Group agreed to cease its proxy solicitation and to vote all shares of Common Stock beneficially owned by it in favor of all of the Company’s nominees for election as directors at the Annual Meeting. The Company also agreed to reimburse BOT up to $100,000 for its reasonable, documented out-of-pocket expenses incurred in connection with its nomination of Mr. Kata and related matters.

As part of the process relating to the approval of the BOT Agreement, the Nominating and Governance Committee reviewed Mr. Kata’s background and qualifications as well as other information provided by Mr. Kata. After such review, the Nominating and Governance Committee recommended to the Board of Directors that the Board of Directors support Mr. Kata’s candidacy and nominate Mr. Kata as a Class III Common Stock director for election by the stockholders at the Annual Meeting. Following that recommendation, the Board of Directors voted in favor of nominating Mr. Kata as a Class III Common Stock director.

Expansion in Size of Board; Class I Director Nominations

On September 20, 2010, the Board approved an expansion of the size of the Board from nine positions to ten positions.  The expansion was effected through the addition of a Class I Common Stock director seat. Thereafter, the Board nominated Lewis Jaffe and Darwin C. Dornbush for election at the Annual Meeting to fill the new Class I Common Stock director seat and the Class I Common Stock director seat which has been vacant since December 18, 2009.

Director Nominees

Certain information concerning each of the nominees for director is set forth below:

Class I Common Stock Director Nominees (Terms to expire in 2011, if elected)

Darwin C. Dornbush
Director since 2009
Age 80

Mr. Dornbush has been a partner in the law firm of Dornbush Schaeffer Strongin & Venaglia, LLP since 1964.  He served as our Secretary from 1983 through 2009 and was also previously a director of the Company from 1995 through 2005 before rejoining the Board in February 2009. In addition, Mr. Dornbush has been employed by us to provide certain management advisory services since January 2006.  Mr. Dornbush is also a director of BFC Financial Corporation (“BFC”), after previously serving as a director of Woodbridge Holdings Corporation (now a wholly-owned subsidiary of BFC). He is also a former director of Cantel Medical Corp., a healthcare company. Mr. Dornbush’s more than 45 years of legal experience give him a strong background in the realm of corporate governance and more generally business negotiations. The Board values his insight and leadership skills as well as his knowledge of the restaurant industry that he has developed in advising various restaurant companies for more than 45 years.

Lewis Jaffe
Director since 2004
Age 53

Mr. Jaffe is an independent consultant providing strategic planning, tactical implementation, performance improvement and CEO coaching, whose clients include LG Electronics, Famous Dave’s BBQ Restaurants and Johnny Carino’s Italian Restaurant. Mr. Jaffe is a nationally recognized speaker with topics including board/management relations and corporate governance. He holds an Advanced Professional Director Certification from the American College of Directors, a national, public company director organization. Mr. Jaffe also served as President, Chief Executive Officer and a director of Oxford Media, Inc. from February 2006 through October 2007 and President and Chief Operating Officer of Verso Technologies from November 2004 through August 2005. From August 2002 to November 2004, Mr. Jaffe was a self-employed public speaker and consultant. From April 2002 until August 2002, Mr. Jaffe served as the interim President of Glowpoint, Inc., a publicly-traded video products and services company. From July 2000 to July 2003, Mr. Jaffe served as an independent consultant to Glowpoint, Inc. From June 2000 to March 2002, Mr. Jaffe served as President and Chief Operating Officer of PictureTel Corporation, a publicly-traded videoconferencing company. From September 1998 to June 2000, Mr. Jaffe served as a managing director in the Boston office of Arthur Andersen LLP in its global finance practice. From January 1997 to March 1998, Mr. Jaffe served as President of C Systems, LLC, a designer and manufacturer of mobile military shelters, housing, communication and radar and missile launch systems. Mr. Jaffe served as a member of the Board of Directors for Glowpoint, Inc. from September 2001 to July 2003, the Board of Directors of Media 100 Inc. from June 2003 through November 2004 and the Turnaround Management Association of New England from September 1999 through November 2004. He currently is on the Board of York Telecom, one of the nation’s largest providers of video conferencing and unified communications services. Mr. Jaffe is a respected business leader with a diverse business background, bringing to the Board multiple perspectives, including those of a public company director and an executive. Mr. Jaffe’s extensive experience as a chief executive officer of multiple companies and his service in leadership roles on other public company boards has provided him with experience in the processes and policies needed to effectively govern a publicly-traded enterprise.

Class III Common Stock Director Nominees (Terms to expire in 2013, if elected)

Richard C. Stockinger
Director since 2007
Age 51

Mr. Stockinger has served as our Chief Executive Officer since February 9, 2009 and was appointed as our President on January 13, 2010. From April 2008 to February 2009, Mr. Stockinger was an independent consultant providing guidance to various restaurant concepts on potential acquisition transactions. Mr. Stockinger served as the President of Patina Restaurant Group (formerly Restaurant Associates – Patina Group) from October 2003 through April 2008 and served as Restaurant Associates’ Vice President and Chief Financial Officer from 1985 through October 2003. During his tenure with Restaurant Associates and the Patina Restaurant Group, Mr. Stockinger played a critical role in the development and implementation of its sales, acquisitions and turnaround strategies, including the acquisition of California Pizza Kitchen, El Torito and Au Bon Pain. Mr. Stockinger also serves on the Board of Directors of the National Kidney Foundation of Greater New York. Mr. Stockinger’s extensive experience within the restaurant industry positions him well to serve as the Company’s Chief Executive Officer and President and as a director. As Chief Executive Officer and President, he brings management’s perspective to the Board.

Michael W. Kata
Age 58

Mr. Kata has served as Vice President of Benihana Ono Restaurant Holdings B.V. (“Benihana Ono”) and as special consultant to the Board of Supervisory Directors of Benihana Ono since August 2006.  In his capacity as Vice President and special consultant, Mr. Kata provides advice to the board of directors of Benihana Ono and direct reporting to Benihana Ono’s shareholders regarding the operation of Benihana restaurants in Europe.  As Vice President, Mr. Kata acts as a liaison between the local general manager and Benihana Ono’s shareholders.  From May 2003 to July 2006, Mr. Kata was semi-retired, serving on occasion as an independent consultant.  Prior to May 2003, Mr. Kata served as President and Chief Operating Officer of BOT. Mr. Kata is an alumnus of Bryant College, majoring in accounting.  Mr. Kata’s nearly four decades of experience within the BOT organization has given him extensive knowledge and a broad background in the restaurant industry. As a director Mr. Kata would bring experience and skills relevant to the Company’s operations.

As of the date hereof, Mr. Kata does not directly own any securities of the Company nor has he made any purchases or sales of any securities of the Company during the past two years.  Mr. Kata, as a member of the BOT Group, is deemed to be the beneficial owner of the shares of Common Stock and Class A Common Stock owned by the members of the BOT Group.  No member of the BOT Group made any purchases or sales during the past two years of securities of the Company that are deemed to be beneficially owned by Mr. Kata.

Class III Class A Stock Director Nominee (Term to expire in 2013, if elected)

Adam L. Gray
Age 45

Mr. Gray is a managing partner of Coliseum Capital Management, a private firm that makes long-term investments in both public and private companies, which he co-founded in December 2005. From January 2005 to November 2005, Mr. Gray was a consultant for Stadium Capital Management, LLC, a private firm with a long-term approach to equity investing. In 2003, Mr. Gray was appointed Executive Vice President, Strategic Projects and Capital Management at Burger King Corp. From 1994 to 2003, Mr. Gray held several executive positions with the Metromedia Restaurant Group, comprised of S&A Restaurant Corp. and Metromedia Steakhouses Company, LP, which included the Bennigan’s, Steak & Ale, Ponderosa and Bonzana restaurant concepts, rising to Executive Vice President, Strategic Development and Concept Services. From 1993 to 1994, Mr. Gray also was Executive Vice President at Ponderosa Steakhouses. Prior to that time, Mr. Gray served as an Associate at Kluge & Co. and an Analyst within Morgan Stanley’s Merchant Banking Group. Mr. Gray holds both a BSE in Finance from the Wharton School of Business and a BS in Mechanical Engineering from the School of Engineering & Applied Science at the University of Pennsylvania. Mr. Gray has served on the board of directors of DEI Holdings, Inc. since February 2009 and the board of directors of Uno Chicago Grill since July 2010. Based on a review of his background and qualifications, the Board believes that Mr. Gray would bring to the Board substantial industry expertise and business experience and the perspective of a major Company shareholder due to his interest in Coliseum Capital Management.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE ABOVE NOMINEES.

Ratification of Appointment of Independent Registered Public Accounting Firm

As described in the Proxy Statement, in addition to the election of directors, our stockholders are also being asked to vote at the Annual Meeting “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2011.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2011.

Voting of Proxies

The election of the four Common Stock director nominees recommended by the Board is included on the enclosed Common Stock proxy card, which differs from the Common Stock proxy card previously furnished to you.  THE BOARD OF DIRECTORS URGES HOLDERS OF OUR COMMON STOCK TO ELECT THE FOUR COMMON STOCK DIRECTOR NOMINEES BY VOTING IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED COMMON STOCK PROXY CARD. Please do not submit any Common Stock proxy cards previously supplied by us or BOT. Holders of our Common Stock who have already submitted voting instructions must submit a new proxy card in order for their vote to be counted at the Annual Meeting.  You may submit new voting instructions by following the Internet or telephone voting instructions set forth on the enclosed Common Stock proxy card or by signing and dating the enclosed Common Stock proxy card and returning it in the prepaid envelope provided.

The developments described in this Supplement did not impact the matters to be voted on by the holders of our Class A Common Stock, namely the election of Adam L. Gray as a Class III Class A Stock director to serve for a three-year term and the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2011.  As a result, holders of our Class A Common Stock who have already voted their shares of Class A Common Stock DO NOT NEED TO RE-SUBMIT THEIR VOTES in order for it to be counted at the Annual Meeting.  However, if you have not already voted your shares of Class A Common Stock or would like to change your vote, then you may submit new voting instructions by following the Internet or telephone voting instructions set forth on the enclosed Class A Common Stock proxy card or by signing and dating the enclosed Class A Common Stock proxy card and returning it in the prepaid envelope provided.

You will receive more than one proxy card or voting instruction form from us if you hold shares of our Common Stock as well as shares of our Class A Common Stock. Please vote in the manner described above for each class of shares owned by you to ensure that all of your shares are voted.

If you sign your proxy but do not mark your choices, your proxies will vote FOR the persons nominated by the Board for election as directors and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. You may also vote in person at the Annual Meeting if you are the record owner of your shares or you have received written authorization from your nominee holder to vote your shares at the Annual Meeting.

You can revoke your proxy at any time before it is exercised. To do so, you must give written notice of revocation to the General Counsel, Benihana Inc., 8685 Northwest 53rd Terrace, Miami, Florida 33166, or submit new voting instructions by telephone or Internet or by a properly signed and returned proxy card bearing a later date. If you are a stockholder of record or have received written authorization from your nominee holder to vote your shares at the Annual Meeting, you may also revoke your proxy by voting in person at the Annual Meeting.

There must be a quorum for any action to be taken at the Annual Meeting.  One-third of the voting power of the Company’s Class A Common Stock, represented in person or by proxy, will constitute a quorum for purposes of electing the Class A Stock director; one-third of the voting power of the Company’s Common Stock and Series B convertible preferred stock, represented in person or by proxy, will constitute a quorum for purposes of electing the Common Stock directors; and one-third of the voting power of the Company’s Class A Common Stock, the Common Stock and the Series B convertible preferred stock, represented in person or by proxy, will constitute a quorum for purposes of ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm and all other matters brought before the Annual Meeting. Shares of the Company’s Common Stock will be counted for purposes of establishing a quorum at the Annual Meeting only if they are voted in accordance with the instructions set forth on the enclosed Common Stock proxy card.  Previously submitted votes representing shares of the Company’s Common Stock will not be counted.  Shares of the Company’s Class A Common Stock will be counted for purposes of establishing a quorum if they were previously voted or are voted in accordance with the enclosed Class A Common Stock proxy card.

Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from the beneficial owners. If specific instructions are not received, brokers may vote those shares in their discretion only on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. Your broker or other nominee does not have discretionary authority to vote on the election of directors. Thus, if your shares are held in “street name,” your broker or other nominee will not be able to vote your shares in the election of directors if you do not provide instructions as to how your shares are to be voted in the election of directors, including, with respect to holders of the Company’s Common Stock, if you previously provided voting instructions but do not provide new voting instructions to your nominee holder.   Holders of the Company’s Class A Common Stock who previously provided voting instructions to their nominee holders are not required to provide new voting instructions unless they wish to change their vote.

Other than the election of directors and the ratification of the appointment of our independent registered public accounting firm, the Board of Directors has not received valid notice of any other business that will be acted upon at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

Additional Matters

The following information is being provided to the Company’s shareholders to clarify certain items described in the letter to shareholders dated September 17, 2010 in connection with the solicitation of proxies for the Annual Meeting.

The letter states that, on a calendar year-to-date basis through close of business on the day prior to the date of the letter, the Company generated a 66% return for shareholders. This statement was based on the trading price of the Company’s Common Stock, which was $4.20 per share as of the close of business on December 31, 2009 and $7.00 per share as of the close of business on September 16, 2010.

The letter also states that the Company reversed a 3.5% deficit spread against the industry for the first quarter of fiscal year 2010 to a positive 3.7% outperformance for the first quarter of fiscal year 2011. To clarify, for the first quarter of fiscal year 2010, our comparable restaurant sales trailed those of peers in the casual dining industry segment by 3.5%. However, by the first quarter of fiscal year 2011, we were outperforming those peers by 3.7%.

By Order of the Board of Directors
Darwin C. Dornbush
Chairman of the Board of Directors

September 21, 2010

PROXY
CLASS A COMMON STOCK

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Benihana Inc.
Class A Common Stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS:

1.
Vote by Telephone.  Please call toll-free in the U.S. or Canada at 1-877-456-7915 on a touch-tone telephone.  There is NO CHARGE to you for the call.  Please follow the simple instructions.  You will be required to provide the unique control number below.

OR

2.	Vote by Internet. Please access http://proxy.georgeseon.com/ and follow the simple instructions. You will be required to provide the unique control number below.

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Internet voting and telephone voting deadline is 11:59 p.m. Eastern Time on September 27, 2010.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.	Vote by Mail. If you do not wish to vote by telephone or the Internet, please complete, sign, date and return the WHITE proxy card in the envelope provided.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING: The notice of meeting, proxy statement and annual report are available at www.benihana.com.

This proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of BENIHANA INC., revoking any previous proxy for such stock, hereby appoints Cristina Mendoza and Norman Becker, and each of them acting alone, the attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote all shares of Class A Common Stock of BENIHANA INC. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on September 28, 2010 and any adjournment thereof on all matters coming before said meeting.

In the event no contrary instructions are indicated by the undersigned stockholder, the proxies designated hereby are authorized to vote the shares as to which the proxy is given in accordance with the recommendation of the Board of Directors set forth on this card.

The Board of Directors Recommends a vote FOR the election of the nominee named below to the Board of Directors and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2011.

For each proposal, mark one box in blue or black ink as indicated: ☒

A. PROPOSALS – The Board of Directors recommends a vote FOR the nominee listed and FOR Proposal 2.

1. Election of Directors:                                           01 – Adam L. Gray (Class III Director for a three-year term)

o Mark here to vote FOR nominee	o	Mark here to
WITHHOLD vote from nominee

2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Benihana Inc. for fiscal year 2011

FOR	AGAINST	ABSTAIN
☐	☐	☐

B. NON-VOTING ITEMS
Change of address – Please print new address below.

C. AUTHORIZED SIGNATURES – This section must be completed for your vote to be counted.  Date and sign below.

Please sign here exactly as your name(s) appear(s) on this proxy.

Date:                                                                         , 2010

______________________________________________
(Signature)
_______________________________________________
(Signature)

This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY
COMMON STOCK

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Benihana Inc.
Common Stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS:

1.
Vote by Telephone.  Please call toll-free in the U.S. or Canada at 1-877-456-7915 on a touch-tone telephone.  There is NO CHARGE to you for the call.  Please follow the simple instructions.  You will be required to provide the unique control number below.

OR

2.	Vote by Internet. Please access http://proxy.georgeson.com/ and follow the simple instructions. You will be required to provide the unique control number below.

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Internet voting and telephone voting deadline is 11:59 p.m. Eastern Time on September 27, 2010.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.	Vote by Mail. If you do not wish to vote by telephone or the Internet, please complete, sign, date and return the WHITE proxy card in the envelope provided.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING: The notice of meeting, proxy statement and annual report are available at www.benihana.com.

This proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of BENIHANA INC., revoking any previous proxy for such stock, hereby appoints Cristina Mendoza and Norman Becker, and each of them acting alone, the attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote all shares of Common Stock of BENIHANA INC. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on September 28, 2010, and any adjournments thereof on all matters coming before said meeting.

In the event no contrary instructions are indicated by the undersigned stockholder, the proxies designated hereby are authorized to vote the shares as to which the proxy is given in accordance with the recommendation of the Board of Directors set forth on this card.

The Board of Directors Recommends a vote FOR the election of all of the nominees named below to the Board of Directors and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2011.

For each director nominee and the proposal to ratify the appointment of Deloitte & Touche as our independent registered public accounting firm for fiscal year 2011, mark one box in blue or black ink as indicated: ☒

A. PROPOSALS – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:	01	– Richard C. Stockinger (Class III Director for a three-year term)
	02	– Michael W. Kata (Class III Director for a three-year term)
	03	– Lewis Jaffe (Class I Director for a one-year term)
	04	– Darwin C. Dornbush (Class I Director for a one-year term)

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD	☐	For ALL EXCEPT – To withhold
			vote from all nominees		authority to vote for any nominee(s),
write the name(s) of such nominee(s) below.
___________________________________

2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Benihana Inc. for fiscal year 2011

FOR	AGAINST	ABSTAIN
☐	☐	☐

B. NON-VOTING ITEMS
Change of address – Please print new address below.

C. AUTHORIZED SIGNATURES – This section must be completed for your vote to be counted.  Date and sign below.

Please sign here exactly as your name(s) appear(s) on this proxy.

Date:                                                                         , 2010
______________________________________________
(Signature)
_______________________________________________
(Signature)

This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.